UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SCHWAB CAPITAL TRUST

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[February 14, 2017]

Dear Shareholder,

Enclosed is some important information concerning your investment in Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and/or Schwab Fundamental Global Real Estate Index Fund (each a “Fund” and collectively, the “Funds”), each a series of Schwab Capital Trust (the “Trust”). The Board of Trustees of the Trust has called a Special Meeting of Shareholders scheduled for [April 28, 2017] at [9:00 a.m.] Pacific Time (the “Meeting”). If you are a shareholder of record as of the close of business on [February 6, 2017] in one or more of the Funds, you are entitled to vote at the Meeting and at any adjournment or postponement of the Meeting as it relates to your Fund(s).

At the Meeting, shareholders will be asked to approve an Amended and Restated Investment Advisory and Administration Agreement (“Proposed Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM”) and the Trust, on behalf of each Fund (each a “Proposal” and collectively, the “Proposals”). Shareholders of each Fund will be asked to approve the Proposal applicable to the Fund(s) they hold, which will affect the management fee rates payable by each Fund to CSIM as well as the services provided, and the expenses to be borne, by CSIM. As discussed in more detail below and in the enclosed materials, if the Proposed Advisory Agreement is approved by shareholders, the total operating expenses to be paid from Fund assets will decrease.

Each Proposal is part of a broader business initiative being advanced by CSIM that includes, but is not limited to, removing investment minimums and shareholder servicing fees on all of the index mutual funds managed by CSIM, including the Funds. The initiative also includes simplifying the fee structure of each index mutual fund to a “unitary fee structure,” which means that each Fund will pay CSIM for the advisory and administration services rendered to the Fund and CSIM will in turn be responsible for substantially all fund operating expenses, subject to certain exclusions.

Under each Fund’s current Investment Advisory and Administration Agreement (“Current Advisory Agreement”), each Fund currently pays management fees to CSIM based on a graduated fee schedule (i.e., a fee schedule with “breakpoints”), meaning that, as assets go up to certain levels, the fee rate payable to CSIM on assets above those levels goes down. In addition to the management fee paid by each Fund to CSIM, each Fund currently separately pays all of its own operating expenses, subject to a contractual expense limitation agreement with CSIM that limits the Fund’s total expenses at a certain level.

Under the Proposed Advisory Agreement, each Fund’s proposed management fee will not be subject to breakpoints and will be higher than the lowest breakpoint fee rate applicable to your Fund under the Current Advisory Agreement. Nevertheless, and most importantly, if the Proposal is approved with respect to a Fund, the total operating expenses to be paid from Fund assets will ultimately decrease as a result of the removal of the shareholder servicing fee and the assumption by CSIM of substantially all of the Fund’s operating expenses, as described further in the accompanying proxy materials. Under this proposed unitary fee structure as set forth in the Proposed Advisory Agreement, shareholders also may benefit from the greater predictability of the total operating expenses that will be borne by the Funds each year as compared to the Current Advisory Agreement and current expense structure.

After careful consideration, the Board of Trustees has approved each Proposal and recommends that you vote “FOR” each Proposal, as applicable.

While you are welcome to join us at the Meeting, most shareholders are likely to cast their votes by filling out and signing the enclosed proxy card. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that the maximum number of shares may be voted. You may also vote by telephone or through the Internet as described on the enclosed proxy card. By voting promptly, you can help avoid additional follow-up mailings and solicitations.

Your vote is important to us. Please do not hesitate to call [1-800-xxx-xxxx] Monday through Friday between [9:00 am] and [10:00 pm] Eastern Time if you have any questions. Thank you for taking the time to consider these important Proposals and for your investment in the Fund(s).

Sincerely,

Marie Chandoha
President and Chief Executive Officer

SCHWAB CAPITAL TRUST

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Global Real Estate Index Fund

211 Main Street

San Francisco, CA 94105

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

[February 14, 2017]

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Global Real Estate Index Fund (each a “Fund” and collectively, the “Funds”), each a series of Schwab Capital Trust (the “Trust”), will be held on [April 28, 2017], at [9:00 a.m.] Pacific Time (the “Meeting”). The Meeting will be held at the offices of Charles Schwab & Co., Inc., 211 Main Street, San Francisco, California, 94105, for the following purposes:

1.	To approve an Amended and Restated Investment Advisory and Administration Agreement (“Proposed Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM”) and the Trust, on behalf of Schwab Fundamental US Large Company Index Fund (only shareholders of the Schwab Fundamental US Large Company Index Fund will vote on this proposal).

2.	To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental US Small Company Index Fund (only shareholders of the Schwab Fundamental US Small Company Index Fund will vote on this proposal).

3.	To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental International Large Company Index Fund (only shareholders of the Schwab Fundamental International Large Company Index Fund will vote on this proposal).

4.	To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental International Small Company Index Fund (only shareholders of the Schwab Fundamental International Small Company Index Fund will vote on this proposal).

5.	To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental Global Real Estate Index Fund (only shareholders of the Schwab Fundamental Global Real Estate Index Fund will vote on this proposal).

6.	To transact such other business as may properly come before the Meeting or any adjournments thereof (all Funds).

Only shareholders of record as of the close of business on [February 6, 2017], the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting and any adjournment thereof as it relates to your Fund(s). All record date shareholders are invited to attend the Meeting in-person. However, if you are unable to be present at the Meeting, you are requested to mark, sign and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet. Shareholders are encouraged to vote their shares by telephone or through the Internet to reduce the time and costs associated with this proxy solicitation. Please see your proxy card(s) for more information and instructions on how to vote.

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [APRIL 28, 2017]

The proxy materials are available online at www.proxyvote.com.

By order of the Board of Trustees,

Marie A. Chandoha
President and Chief Executive Officer
[February 14, 2017]

IMPORTANT INFORMATION

The following “Questions and Answers” provide a summary of important information relating to the special meeting of shareholders and are not intended to be as detailed as discussions included later in the proxy materials. Accordingly, the information in this section is qualified in its entirety by reference to the remaining proxy materials.

Q.	What am I being asked to vote on?

A.	The Board of Trustees (the “Board” or “Trustees”) of Schwab Capital Trust (the “Trust”) is asking you to vote on an Amended and Restated Investment Advisory and Administration Agreement (the “Proposed Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM”) and the Trust, on behalf of Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Global Real Estate Index Fund (each a “Fund” and collectively, the “Funds”) (each a “Proposal” and collectively, the “Proposals”), which would implement certain changes to the level of management fee payable by each Fund to CSIM as well as the services provided, and the expenses to be borne, by CSIM. As discussed in more detail below, under the Proposed Advisory Agreement, the Funds would be subject to a unitary fee structure. If shareholders vote to approve the Proposals, your Fund(s) will be subject to lower total operating expenses than the expenses they are subject to currently as shown in the following chart:

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)

	Current Expense Ratio[1]	Pro Forma Expense Ratio
Schwab Fundamental US Large Company Index Fund	0.35	0.25
Schwab Fundamental US Small Company Index Fund	0.35	0.25
Schwab Fundamental International Large Company Index Fund	0.35	0.25
Schwab Fundamental International Small Company Index Fund	0.49	0.39
Schwab Fundamental Global Real Estate Index Fund	0.49	0.39

1.	Operating expenses represent a Fund’s fees less any contractual waiver. CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) as stated in the prospectus of each Fund for so long as CSIM serves as the adviser to the Fund. This agreement is limited to each Fund’s direct operating expenses and does not apply to acquired fund fees and expenses. This agreement may only be amended or terminated with the approval of the Funds’ Board and the Board has approved the termination of the agreement, subject to shareholder approval of the Proposed Advisory Agreement as applicable to their Fund.

Q.	Why is CSIM proposing these changes? What, if any, other changes will CSIM implement in connection with the Proposals?

A.	Each Proposal is part of a broader business initiative being advanced by CSIM that includes removing investment minimums and shareholder servicing fees on all of the index mutual funds it manages, including your Fund(s). This initiative also includes simplifying the fee structure of each index mutual fund by changing the management fee structure of each fund to a “unitary fee structure.”

Under each Fund’s current Investment Advisory and Administration Agreement (“Current Advisory Agreement”), each Fund currently pays a management fee to CSIM based on a graduated fee schedule (i.e., a fee schedule with “breakpoints”), meaning that, as assets go up to certain levels, the fee rate payable to CSIM on assets above those levels goes down. In addition to the management fee paid by each Fund to CSIM, the Funds each separately pay all of their own Fund operating expenses, including, among other expenses, shareholder servicing fees, subject to a contractual expense limitation agreement that limits the Funds’ total expenses at certain levels.

Under the Proposed Advisory Agreement, each Fund will move from a graduated fee schedule to a flat rate fee. Furthermore, under the terms of the Proposed Advisory Agreement, CSIM will pay substantially all the operating expenses of each Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses.

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Contingent upon shareholder approval of the Proposal applicable with respect to a Fund, CSIM will remove the minimum investment required to invest in the Fund and the shareholder servicing fees currently payable by the Fund. The contractual expense limitation agreement, which currently limits each Fund’s total expenses at a certain level, will also be terminated with respect to each Fund, if shareholders approve the Proposed Advisory Agreement. If the Proposal is approved by shareholders, each Fund would be subject to lower total operating expenses than the expenses they are currently subject to, or could potentially be subject to at any asset level, under the Current Advisory Agreement and shareholder servicing fee structure, even with the effect of the Fund’s expense limitation agreement.

Q.	Will the fees and expenses paid by a Fund change?

A.	Yes. Under the Current Advisory Agreement, as noted above, each Fund pays CSIM according to a graduated fee schedule subject to breakpoints whereby the Fund pays lower fees as certain higher asset levels are reached. Under the Current Advisory Agreement, each Fund bears all of its own operating expenses. Under the Proposed Advisory Agreement, each Fund would pay CSIM a flat management fee rate, and such management fee rate is higher than the lowest breakpoint fee rate under the Current Advisory Agreement. However, under the Proposed Advisory Agreement, CSIM would bear substantially all Fund operating expenses, with certain exceptions. In addition, if shareholders approve the Proposal applicable to their Fund, the shareholder servicing fee currently paid by such Fund will be eliminated. As such, although the management fee rate for each Fund under the Proposed Advisory Agreement would be higher than the lowest breakpoint fee rate under the Current Advisory Agreement, the total expense ratio for each Fund would be lower than each Fund’s current expense ratio, and what a Fund’s operating expense ratio potentially could reach at any asset level, under the current advisory and shareholder servicing fee structure.

Q.	How will the change to a unitary fee structure contemplated in the Proposed Advisory Agreement impact the fees and expenses payable by each Fund?

A.	If shareholders approve the Proposal applicable to their Fund, the Fund’s management fee and related management fee schedule will change to a flat rate management fee. In addition, under the terms of the Proposed Advisory Agreement, CSIM will bear substantially all of the operating expenses of each Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses, all of which are types of expenses that the Funds are currently responsible for under the Current Advisory Agreement. Accordingly, although the management fee rate for each Fund under the Proposed Advisory Agreement would be higher than the lowest breakpoint fee rate under the Current Advisory Agreement, the overall expenses to be paid from Fund assets will ultimately decrease as a result of the removal of the shareholder servicing fee and the payment of the Fund operating expenses by CSIM under the unitary fee structure.

Q.	If my Fund’s total operating expenses will be lower, why am I being asked to approve the Proposed Advisory Agreement?

A.	Shareholders are being asked to approve the Proposed Advisory Agreement because regulations governing the operations of the Funds require any material change to an investment advisory agreement between a fund and its investment advisor be submitted to fund shareholders for approval. There are certain exceptions to this requirement, including when the proposed change will not result in an increase in the total amount of the advisory fees payable by the fund to the advisor.

As discussed above, each Fund currently pays management fees to CSIM based on a graduated fee schedule (i.e., a fee schedule with “breakpoints”), meaning that, as assets go up to certain levels, the fee rate payable to CSIM on assets above those levels goes down. Shareholders of the Funds are being asked to approve the Proposed Advisory Agreement as it relates to their Fund because Under the Proposed Advisory Agreement, each Fund would pay CSIM a flat management fee rate, and such management fee rate is higher than the lowest breakpoint fee rate under the Current Advisory Agreement. As such, shareholder approval of the

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change to the Current Advisory Agreement is required even though your Fund’s total operating expenses because the change will not necessarily result in a decrease in the management fee payable by a Fund under all circumstances. Below is a table comparing each Fund’s Current Advisory Agreement fee schedule and currently effective management fee rate to the management fee under the Proposed Advisory Agreement:

Current and Proposed Management Fees (as a % of average daily net assets)

Fund	Current Advisory Agreement Fee Schedule	Management Fee Under the Current Advisory Agreement[1]	Management Fee Under the Proposed Advisory Agreement

Schwab Fundamental US Large Company Index Fund	First $500 million - 0.30 over $500 million to $5 billion - 0.22 over $5 billion to $10 billion - 0.20 over $10 billion - 0.18	0.23	0.25

Schwab Fundamental US Small Company Index Fund	First $500 million - 0.30 over $500 million to $5 billion - 0.22 over $5 billion to $10 billion - 0.20 over $10 billion - 0.18	0.25	0.25

Schwab Fundamental International Large Company Index Fund	First $500 million - 0.30 over $500 million to $5 billion - 0.22 over $5 billion to $10 billion - 0.20 over $10 billion - 0.18	0.26	0.25

Schwab Fundamental International Small Company Index Fund	First $500 million - 0.40 over $500 million to $5 billion - 0.38 over $5 billion to $10 billion - 0.36 over $10 billion - 0.34	0.40	0.39

Schwab Fundamental Global Real Estate Index Fund	First $500 million - 0.40 over $500 million to $5 billion - 0.38 over $5 billion to $10 billion - 0.36 over $10 billion - 0.34	0.40	0.39

1.	The information shown in the chart is as of the most recent fiscal year ended October 31, 2016, for each Fund with the exception of the information shown for the Schwab Fundamental Global Real Estate Index Fund, which is for the most recent fiscal year ended February 29, 2016. Information shown is the management fee rate each Fund is contractually obligated to pay CSIM under the Current Advisory Agreement, before the effect of the contractual expenses limitation agreement.

Q.	Are these Proposals contingent on one another?

A.	The Proposals are not contingent on one another. Shareholders of each Fund are being asked to vote on the Proposal applicable to the Fund(s) they hold separately from the other Funds’ Proposals. As such, each Proposal will take effect if approved by that Fund’s shareholders regardless of whether any other Proposal is approved by shareholders.

Q.	What will happen if one or more Proposals are not approved?

A.	In the event that shareholders of a Fund determine not to approve the Proposal with respect to the Fund, the Current Advisory Agreement would remain in effect for that Fund, and expenses of the Fund would continue to be limited by the Fund’s expense limitation agreement. The Fund would also continue to pay its shareholder servicing fee and be subject to the currently applicable minimum investment requirements.

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Q.	If approved, when will each Proposal become effective?

A.	If approved by shareholders, the Proposed Advisory Agreement will become effective with respect to each Fund on or about [May 1, 2017].

Q.	Who will pay the costs associated with obtaining shareholder approval of the Proposals?

A.	All expenses associated with obtaining shareholder approval of the Proposals, including the cost of hiring a proxy solicitation firm to request and record shareholders’ votes and the cost of printing and mailing this Proxy Statement, will be borne by CSIM.

Q.	How does the Board of Trustees recommend that I vote on the Proposal applicable to my Fund?

A.	The Board recommends that shareholders of each Fund vote “FOR” the Proposal applicable to their Fund(s). The Board believes that, although the management fee rate for each Fund under the Proposed Advisory Agreement would be higher than the lowest breakpoint fee rate under the Current Advisory Agreement, the assumption by CSIM of substantially all Fund operating expenses (with certain exceptions) and the removal of the shareholder servicing fee currently paid by the Funds would result in lower total expenses being borne by the Fund, thereby benefitting shareholders. Furthermore, shareholders may benefit from the greater predictability of the total operating expenses that will be borne by the Funds each year as compared to the Current Advisory Agreement and current expense structure.

Q.	Who is eligible to vote?

A.	Shareholders of record of each Fund as of [February 6, 2017] (the “Record Date”) are entitled to notice of, and to vote at, the shareholder meeting or any adjournment thereof. Shareholders of record will be entitled to one vote for each full share and a proportional fractional vote for each fractional share that they hold as of the Record Date.

Q.	How do I vote?

A.	You can vote in any one of four ways:

Internet:	Please follow the instructions on the enclosed proxy card(s) or the Notice of Special Meeting of Shareholders.
Telephone:	Please call the number on the enclosed proxy card(s) or the Notice of Special Meeting of Shareholders.
Mail:	Please sign and date the enclosed proxy card(s) and return it to the address shown on the card.
In person:	At the shareholder meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card(s). Using these voting methods will help reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please take the time to read the Proxy Statement thoroughly before you vote. If you have any questions about attending the meeting in person, please call (415) 667-7342.

Proxy cards that are properly signed, dated and received at or prior to the shareholder meeting will be voted as specified. If you specify a vote for the Proposal, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote for the Proposal, your shares will be voted by the proxies “FOR” the Proposal.

Q.	Does my vote make a difference?

A.	Yes. Even if you have very few shares, you help your Fund receive enough votes to act on the Proposal by casting your vote as soon as possible. By voting early, you help avoid the expense of sending additional mailings to try to get shareholders to cast more votes.

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Q.	Who do I call if I have questions?

A.	We will be happy to answer any questions you may have about the proxy materials or upcoming special meeting. Please call [1-xxx-xxx-xxxx] Monday through Friday between [9:00 am] and [10:00 pm] Eastern Time.

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SCHWAB CAPITAL TRUST

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Global Real Estate Index Fund

211 Main Street

San Francisco, CA 94105

PROXY STATEMENT

SPECIAL MEETNG OF SHAREHOLDERS

TO BE HELD ON [APRIL 28, 2017]

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Schwab Capital Trust (the “Trust”), on behalf of the Schwab Fundamental US Large Company Index Fund, Schwab Fundamental US Small Company Index Fund, Schwab Fundamental International Large Company Index Fund, Schwab Fundamental International Small Company Index Fund and Schwab Fundamental Global Real Estate Index Fund (each, a “Fund” and collectively, the “Funds”), to be voted on at a special meeting of shareholders of the Funds to be held at the office of Charles Schwab & Co., Inc. (“Schwab”), the Funds’ distributor, 211 Main Street, San Francisco, CA 94105, on [April 28, 2017] at [9:00 a.m.] Pacific Time (the “Meeting”) and at any and all adjournments thereof. Shareholders of record of any Fund at the close of [February 6, 2017] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are first being mailed to shareholders on or about [February 14, 2017].

The Meeting is being held to consider and vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”) as well as any other business that may properly come before the Meeting:

Proposal 1 - To approve an Amended and Restated Investment Advisory and Administration Agreement (“Proposed Advisory Agreement”) between Charles Schwab Investment Management, Inc. (“CSIM”) and the Trust, on behalf of Schwab Fundamental US Large Company Index Fund (only shareholders of the Schwab Fundamental US Large Company Index Fund will vote on this proposal).

Proposal 2 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental US Small Company Index Fund (only shareholders of the Schwab Fundamental US Small Company Index Fund will vote on this proposal).

Proposal 3 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental International Large Company Index Fund (only shareholders of the Schwab Fundamental International Large Company Index Fund will vote on this proposal).

Proposal 4 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental International Small Company Index Fund (only shareholders of the Schwab Fundamental International Small Company Index Fund will vote on this proposal).

Proposal 5 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental Global Real Estate Index Fund (only shareholders of the Schwab Fundamental Global Real Estate Index Fund will vote on this proposal).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at www.proxyvote.com

THE PROPOSALS

Proposal 1 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental US Large Company Index Fund (only shareholders of the Schwab Fundamental US Large Company Index Fund will vote on this proposal).

Proposal 2 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental US Small Company Index Fund (only shareholders of the Schwab Fundamental US Small Company Index Fund will vote on this proposal).

Proposal 3 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental International Large Company Index Fund (only shareholders of the Schwab Fundamental International Large Company Index Fund will vote on this proposal).

Proposal 4 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental International Small Company Index Fund (only shareholders of the Schwab Fundamental International Small Company Index Fund will vote on this proposal).

Proposal 5 - To approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of Schwab Fundamental Global Real Estate Index Fund (only shareholders of the Schwab Fundamental Global Real Estate Index Fund will vote on this proposal).

A.	Summary of the Proposals

Shareholders of each Fund are being asked to approve the Proposed Advisory Agreement between CSIM and the Trust, on behalf of each Fund, as applicable. If approved, the Proposed Advisory Agreement will change the management fee rates payable by each Fund to CSIM, as well as the services provided, and the expenses to be borne, by CSIM. The new expense structure is referred to as a “unitary fee structure,” as discussed below.

In addition, and contingent on shareholder approval of the Proposed Advisory Agreement with respect to a Fund, CSIM has also agreed to remove the initial investment minimum required to invest in each Fund and the shareholder servicing fee currently payable by each Fund. The expense limitation agreement, which currently limits each Fund’s total expenses at certain levels, will also be terminated with respect to each Fund if shareholders approve the Proposed Advisory Agreement. However, if the Proposal is approved, each Fund would be subject to lower total operating expenses than the expenses they are subject to, or potentially could be subject to at any asset level, under the Current Advisory Agreement and shareholder servicing fee structure.

B.	Reasons for the Proposals

Each Proposal is part of a broader business initiative being advanced by CSIM that includes, but is not limited to, removing investment minimums and shareholder servicing fees on all of the index mutual funds managed by CSIM, including the Funds. The initiative also includes simplifying the fee structure of each index mutual fund to a “unitary fee structure” under which each index mutual fund would pay CSIM for the advisory and administration services rendered to the fund and CSIM will bear substantially all fund operating expenses, subject to certain exclusions. Currently, each Fund pays CSIM a management fee and each Fund separately pays all of its own operating expenses.

At a meeting held on January 18, 2017, the Board reviewed extensive information provided by CSIM, including detailed information regarding the expenses of similarly situated competitor funds provided by CSIM based on information prepared by a third party. Under the Proposed Advisory Agreement and the unitary fee structure, the total expense ratio would be lower than each Fund’s current expense ratio, and what a Fund’s operating expense ratio could potentially reach at any asset level, under the Current Advisory Agreement and shareholder servicing fee structure as reflected in the following chart:

Annual fund operating expenses (expense that you pay each year as a % of the value of your investment)

	Current Expense Ratio[1]	Pro Forma Expense Ratio
Schwab Fundamental US Large Company Index Fund	0.35	0.25
Schwab Fundamental US Small Company Index Fund	0.35	0.25
Schwab Fundamental International Large Company Index Fund	0.35	0.25
Schwab Fundamental International Small Company Index Fund	0.49	0.39
Schwab Fundamental Global Real Estate Index Fund	0.49	0.39

1.	Operating expenses represent a Fund’s fees less any contractual waiver. CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) as stated in the prospectus of each Fund for so long as CSIM serves as the adviser to the Fund. This agreement is limited to each Fund’s direct operating expenses and does not apply to acquired fund fees and expenses. This agreement may only be amended or terminated with the approval of the Funds’ Board and the Board has approved the termination of the agreement, subject to shareholder approval of the Proposed Advisory Agreement as applicable to their Fund.

In light of the foregoing, CSIM proposed, and the Board approved, subject to shareholder approval, the Proposed Advisory Agreement with respect to each Fund.

C.	Comparison of the Current and Proposed Advisory Agreements

The terms of the Current and the Proposed Advisory Agreements are substantially similar except with respect to the term of each Agreement, the structure of the management fee rate payable by each Fund, the services to be provided by CSIM and the assumption of certain additional Fund expenses by CSIM (as further described below). A form of the Proposed Advisory Agreement is included as Appendix A to this Proxy Statement. The following summary of terms is qualified in its entirety by reference to, and made subject to, the complete text of Appendix A.

Additional information about CSIM, including the principal executive officers and directors of CSIM, is provided later in this Proxy Statement under “Additional Information about the Adviser.”

CSIM was last approved as the adviser to the Funds by the shareholders of the Funds as set forth below:

Fund	Date
Schwab Fundamental US Large Company Index Fund	February 28, 2007
Schwab Fundamental US Small Company Index Fund	February 28, 2007
Schwab Fundamental International Large Company Index Fund	February 28, 2007
Schwab Fundamental International Small Company Index Fund	November 12, 2007
Schwab Fundamental Global Real Estate Index Fund	September 3, 2014

The Current Advisory Agreement with respect to each Fund was most recently renewed by the Board at a meeting held on June 1, 2016, called for the purpose of approving the Current Advisory Agreement.

Duties Under the Current and Proposed Advisory Agreements. Under both the Current and the Proposed Advisory Agreements, subject to the direction and control of the Board, CSIM will supervise or perform for the Funds all aspects of the operations of the Funds (except for those performed by the custodian, shareholder service agent and transfer agent for the Funds), provide general economic and financial analysis and advice to the Funds and provide a continuous investment program for the Funds, including investment research and management as to all securities and investments and cash equivalents in the Funds.

Under the Proposed Advisory Agreement, CSIM further clarified its responsibilities to the Funds with respect to its compliance with the requirements of certain rules and regulations, with the objectives, policies and restrictions set forth in the registration statement of each Fund, as amended or supplemented from time to time, and with any policies, guidelines, instructions and procedures approved by the Board and provided to CSIM. The Proposed Advisory Agreement also outlines CSIM’s commitments to the Funds as they relate to voting proxies, providing periodic holdings reports (at the discretion of CSIM), providing pricing information and cooperating with other service providers in the execution of their obligations to the Funds. While CSIM provides these services to each Fund, these services were not listed in the Current Advisory Agreement.

Duration and Termination. Like the Current Advisory Agreement, the Proposed Advisory Agreement will continue in effect, if not terminated as to a Fund, as to such Fund for successive periods, each such successive period not to exceed one year; provided, such continuance is specifically approved (a) by the vote of a majority of those members of the Trust’s Board who are not parties to the Proposed Advisory Agreement or interested persons of the Trust or CSIM, cast in person at a meeting called for the purpose of voting on such approval; and (b) by the Trust’s Board or by vote of a majority of the outstanding voting securities of such Fund.

Like the Current Advisory Agreement, the Proposed Advisory Agreement, notwithstanding the foregoing, may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust (by vote of the Trust’s Board or by vote of a majority of outstanding voting securities of such Fund) or by CSIM. Additionally, like the Current Advisory Agreement, the Proposed Advisory Agreement will immediately terminate in the event of an assignment.

Limitation of Liability. Like the Current Advisory Agreement, the Proposed Advisory Agreement provides that CSIM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Proposed Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of CSIM in the performance of its duties or from reckless disregard by CSIM of its obligations and duties under the Proposed Advisory Agreement.

Expenses. Under the Current and Proposed Advisory Agreements, CSIM will pay certain expenses incurred by it in fulfilling its management obligations under each agreement and will also pay all compensation of any person engaged by CSIM to assist in the performance of its obligations under each Agreement.

Under the Current Advisory Agreement, “other” expenses incurred in the operation of a Fund are borne by such Fund, not CSIM. These “other” expenses include but are not limited to taxes, interest, brokerage fees and commissions, if any, fees of Trustees who are not officers, directors, shareholders, or employees of CSIM, fees payable to the U.S. Securities and Exchange Commission and state “blue sky” qualification fees, costs of performing the pricing of portfolio securities, transfer and dividend disbursing agents’ fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining the Trust’s existence as a Massachusetts business trust, typesetting and printing prospectuses for regulatory purposes and for distribution to current shareholders of the Fund, costs of shareholders’ and Trustees’ reports and meetings and any extraordinary expenses.

Under the Proposed Advisory Agreement, CSIM would pay all the expenses incurred by a Fund, except for acquired fund fees and expenses, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary or non-routine expenses, shareholder servicing fees, if applicable, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1.

Under the Current and Proposed Advisory Agreements, the Funds will not bear, directly or indirectly, the cost of any activity that is primarily intended to result in the distribution of shares of the Funds.

Compensation. Under the Current and Proposed Advisory Agreements, the Trust is obligated to pay CSIM a management fee, accrued daily and payable monthly at the annual fee rates in the chart below:

Fund	Contractual Rate		Current Effective Management Fee Rate – Net and Gross (as of the most recent fiscal year end) [1]
	Current Advisory Agreement (as a % of average daily net assets)	Proposed Advisory Agreement
Schwab Fundamental US Large Company Index Fund	First $500 million - 0.30 over $500 million to $5 billion - 0.22 over $5 billion to $10 billion - 0.20 over $10 billion - 0.18	0.25%	Gross fee:	0.23%
			Fee after waiver[2]:	0.19%

Schwab Fundamental US Small Company Index Fund	First $500 million - 0.30 over $500 million to $5 billion - 0.22 over $5 billion to $10 billion - 0.20 over $10 billion - 0.18	0.25%	Gross fee:	0.25%
			Fee after waiver[2]:	0.17%

Schwab Fundamental International Large Company Index Fund	First $500 million - 0.30 over $500 million to $5 billion - 0.22 over $5 billion to $10 billion - 0.20 over $10 billion - 0.18	0.25%	Gross fee:	0.26%
			Fee after waiver[2]:	0.15%

Schwab Fundamental International Small Company Index Fund	First $500 million - 0.40 over $500 million to $5 billion - 0.38 over $5 billion to $10 billion - 0.36 over $10 billion - 0.34	0.39%	Gross fee:	0.40%
			Fee after waiver[2]:	0.21%

Schwab Fundamental Global Real Estate Index Fund	First $500 million - 0.40 over $500 million to $5 billion - 0.38 over $5 billion to $10 billion - 0.36 over $10 billion - 0.34	0.39%	Gross fee:	0.40%
			Fee after waiver[2]:	0.10%

1.	The information shown in the chart is as of the most recent fiscal year ended October 31, 2016, for each Fund with the exception of the information shown for the Schwab Fundamental Global Real Estate Index Fund, which is for the most recent fiscal year ended February 29, 2016.

2.	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) as stated in the prospectus of each Fund for so long as CSIM serves as the adviser to the Fund. This agreement is limited to each Fund’s direct operating expenses and does not apply to acquired fund fees and expenses. This agreement may only be amended or terminated with the approval of the Funds’ Board and the Board has approved the termination of the agreement, subject to shareholder approval of the Proposed Advisory Agreement as applicable to their Fund.

The table below shows, for the most recent fiscal year ended for each Fund, the dollar amount of management fees paid by the Funds to CSIM under the Current Advisory Agreement and the management fees that would have been paid under the Proposed Advisory Agreement. The figures in the “Gross fees paid before reduction” row the management fees payable to CSIM before the application of a Fund’s expense limitation agreement. The figures in the “Net fees paid” row represent the actual amounts paid to CSIM, which include the effect of any reductions due to the application of a Fund’s expense limitation agreement, or expense cap, as discussed further below.

Fund	Current Advisory Agreement*		Proposed Advisory Agreement
Schwab Fundamental US Large Company Index Fund	Gross fees paid before reduction:	$10,679,584	$11,681,227
	Net fees paid:	$8,732,668
Schwab Fundamental US Small Company Index Fund	Gross fees paid before reduction:	$3,387,052	$3,394,377
	Net fees paid:	$2,310,212
Schwab Fundamental International Large Company Index Fund	Gross fees paid before reduction:	$2,561,585	$2,456,345
	Net fees paid:	$1,519,958
Schwab Fundamental International Small Company Index Fund	Gross fees paid before reduction:	$1,711,622	$1,668,842
	Net fees paid:	$895,012
Schwab Fundamental Global Real Estate Index Fund	Gross fees paid before reduction:	$386,745	$377,077
	Net fees paid:	$98,041

*	The information shown in the chart is as of the most recent fiscal year ended October 31, 2016, for each Fund with the exception of the information shown for the Schwab Fundamental Global Real Estate Index Fund, which is for the most recent fiscal year ended February 29, 2016.

Expense Limitation. Each Fund is currently subject to a contractual expense limitation agreement that limits the total level of fees paid by Fund shareholders (“expense cap”). The expense cap is not intended to cover all Fund expenses, and a Fund’s expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest, taxes and the fees and expenses of pooled investment vehicles, such as exchange-traded funds (“ETFs”), real estate investment trusts (“REITs”), and other investment companies, that are held by the Funds, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs. The expense limitation agreement may only be terminated by a vote of the Board and does not require shareholder approval. Each Fund’s current expense cap is listed below:

Fund	Current Expense Cap	Pro Forma Expense Ratio
Schwab Fundamental US Large Company Index Fund	0.35%	0.25%
Schwab Fundamental US Small Company Index Fund	0.35%	0.25%
Schwab Fundamental International Large Company Index Fund	0.35%	0.25%
Schwab Fundamental International Small Company Index Fund	0.49%	0.39%
Schwab Fundamental Global Real Estate Index Fund	0.49%	0.39%

If the Proposal applicable to a Fund is approved, the expense limitation agreement will be terminated with respect to the Fund. CSIM believes that shareholders will benefit from the combination of the unitary fee structure whereby CSIM will pay substantially all of a Fund’s operating expenses (excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses) as well as the elimination of the shareholder servicing fee, which will result in lower overall total expenses for the Fund than the total expenses the Fund is subject to under the Current Advisory Agreement, taking into account the current expense cap. If, however, shareholders of a Fund do not approve the Proposal applicable to the Fund, the Current Advisory Agreement as it relates to the Fund will remain in effect, and expenses of the Fund will continue to be limited by the Fund’s expense cap.

It is important for shareholders to understand that while the expense limitation agreement has the effect of lowering the management fee and therefore the amounts paid by the Funds to CSIM, the proposed unitary fee for each Fund is lower than the applicable expense limitation level. That means, regardless of the effect of the expense waiver, the total operating expenses of each Fund under the Proposal will in all cases be lower than the

Fund’s total operating expenses under its current expense structure. In addition, the current expenses limitation agreement excludes certain expenses including acquired fund fees and expenses, interest, taxes and certain non-routine expenses. The proposed unitary fee structure has similar exclusions but interest expenses are borne by CSIM, whereas under the current expense limitation agreement, each Fund is responsible for paying those expenses and those expenses are limited by the expense cap.

D.	Information on Fund Fees and Expenses

Two tables are set forth below for each Fund: a fee table and expense example. These tables will help you understand the impact of the Proposal on your Fund’s total operating expenses.

The fee tables below compares each Fund’s expenses for the fiscal year ended October 31, 2016, or February 29, 2016 for Schwab Fundamental Global Real Estate Index Fund, to the Fund’s pro forma expenses, assuming the Proposal had been approved by the Fund’s shareholders at the beginning of that fiscal year end. The pro forma expenses show what each Fund’s expenses would have been for the prior fiscal year if the Proposal had been in effect.

The expense examples below show the cost of investing in each Fund under the Current Advisory Agreement as well as the cost if the Proposed Advisory Agreement for the Fund is approved. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction, if applicable. The expenses would be the same whether you stayed in the Fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Schwab Fundamental US Large Company Index Fund

Annual fund operating expenses (expense that you pay each year as a % of the value of your investment)

	Current Expenses		Pro Forma Expenses
Management Fees	0.23		0.25
Distribution (12b-1) fees	None		None
Other expenses	0.06		None
Shareholder servicing fee[1]	0.10		None
Total annual fund operating expenses	0.39		0.25
Less expense reduction	(0.04)		None

Total annual fund operating expenses after expense reduction	0.35	[2]	0.25

1.	Shareholder servicing fees are generally reflected as part of the “other expenses” calculation however CSIM has broken them out separately for purposes of illustrating the elimination of the fees.

2.	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to 0.35% for so long as CSIM serves as the adviser to the Fund. This agreement may only be amended or terminated with the approval of the Fund’s Board and the Board has approved the termination, subject to shareholder approval of the Proposed Advisory Agreement for the Fund.

Example

	Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Schwab Fundamental US Large Company Index Fund (Current Expenses)	$36	$113	$197	$443
Schwab Fundamental US Large Company Index Fund (Pro Forma Expenses)	$26	$80	$141	$318

Schwab Fundamental US Small Company Index Fund

Annual fund operating expenses (expense that you pay each year as a % of the value of your investment)

	Current Expenses		Pro Forma Expenses
Management Fees	0.25		0.25
Distribution (12b-1) fees	None		None
Other expenses	0.08		None
Shareholder servicing fee[1]	0.10		None
Total annual fund operating expenses	0.43		0.25
Less expense reduction	(0.08)		None

Total annual fund operating expenses after expense reduction	0.35	[2]	0.25

1.	Shareholder servicing fees are generally reflected as part of the “other expenses” calculation however CSIM has broken them out separately for purposes of illustrating the elimination of the fees.

2.	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to 0.35% for so long as CSIM serves as the adviser to the Fund. This agreement may only be amended or terminated with the approval of the Fund’s Board and the Board has approved the termination, subject to shareholder approval of the Proposed Advisory Agreement for the Fund.

Example

	Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Schwab Fundamental US Small Company Index Fund (Current Expenses)	$36	$113	$197	$443
Schwab Fundamental US Small Company Index Fund (Pro Forma Expenses)	$26	$80	$141	$318

Schwab Fundamental International Large Company Index Fund

Annual fund operating expenses (expense that you pay each year as a % of the value of your investment)

	Current Expenses		Pro Forma Expenses
Management Fees	0.26		0.25
Distribution (12b-1) fees	None		None
Other expenses	0.10		None
Shareholder servicing fee[1]	0.10		None
Total annual fund operating expenses	0.46		0.25
Less expense reduction	(0.11)		None

Total annual. fund operating expenses after expense reduction	0.35	[2]	0.25

1.	Shareholder servicing fees are generally reflected as part of the “other expenses” calculation however CSIM has broken them out separately for purposes of illustrating the elimination of the fees.

2.	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to 0.35% for so long as CSIM serves as the adviser to the Fund. This agreement may only be amended or terminated with the approval of the Fund’s Board and the Board has approved the termination, subject to shareholder approval of the Proposed Advisory Agreement for the Fund.

Example

	Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Schwab Fundamental International Large Company Index Fund (Current Expenses)	$36	$113	$197	$443
Schwab Fundamental International Large Company Index Fund (Pro Forma Expenses)	$26	$80	$141	$318

Schwab Fundamental International Small Company Index Fund

Annual fund operating expenses (expense that you pay each year as a % of the value of your investment)

	Current Expenses		Pro Forma Expenses
Management Fees	0.40		0.39
Distribution (12b-1) fees	None		None
Other expenses	0.18		None
Shareholder servicing fee[1]	0.10		None
Total annual fund operating expenses	0.68		0.39
Less expense reduction	(0.19)		None

Total annual. fund operating expenses after expense reduction	0.49	[2]	0.39

1.	Shareholder servicing fees are generally reflected as part of the “other expenses” calculation however CSIM has broken them out separately for purposes of illustrating the elimination of the fees.

2.	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to 0.49% for so long as CSIM serves as the adviser to the Fund. This agreement may only be amended or terminated with the approval of the Fund’s Board and the Board has approved the termination, subject to shareholder approval of the Proposed Advisory Agreement for the Fund.

Example

	Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Schwab Fundamental International Small Company Index Fund (Current Expenses)	$50	$157	$274	$616
Schwab Fundamental International Small Company Index Fund (Pro Forma Expenses)	$40	$125	$219	$493

Schwab Fundamental Global Real Estate Index Fund

Annual fund operating expenses (expense that you pay each year as a % of the value of your investment)

	Current Expenses		Pro Forma Expenses
Management Fees	0.40		0.39
Distribution (12b-1) fees	None		None
Other expenses	0.31		None
Shareholder servicing fee[1]	0.10		None
Total annual fund operating expenses	0.81		0.39
Less expense reduction	(0.32)		None

Total annual. Fund operating expenses after expense reduction	0.49	[2]	0.39

1.	Shareholder servicing fees are generally reflected as part of the “other expenses” calculation however CSIM has broken them out separately for purposes of illustrating the elimination of the fees.

2.	CSIM and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the Fund to 0.49% for so long as CSIM serves as the adviser to the Fund. This agreement may only be amended or terminated with the approval of the Fund’s Board and the Board has approved the termination, subject to shareholder approval of the Proposed Advisory Agreement for the Fund.

Example

	Expenses on a $10,000 investment
	1 year	3 years	5 years	10 years
Schwab Fundamental Global Real Estate Index Fund (Current Expenses)	$50	$157	$274	$616
Schwab Fundamental Global Real Estate Index Fund (Pro Forma Expenses)	$40	$125	$219	$493

E.	Matters Considered By the Board

The Board, including a majority of the Trustees who are not interested persons of the Trust (“Independent Trustees”), considered information specifically relating to its consideration of the continuance of the Current Advisory Agreement with respect to each Fund at meetings held on May 9, 2016 and June 1, 2016, and the Board approved the renewal of the Current Advisory Agreement with respect to each Fund for an additional one-year term at the meeting held on June 1, 2016. The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the Proposed Advisory Agreement, including the proposed unitary fee structure, with respect to each Fund, and approved the Proposed Advisory Agreement at a meeting held on January 18, 2017, subject to shareholder approval.

In considering whether to approve the Proposed Advisory Agreement, the Board considered and discussed a wide variety of materials provided by CSIM. With respect to the Proposed Advisory Agreement, CSIM discussed at length the rationale for its recommendations and also explained that the Proposals would need to be submitted to and approved by the shareholders of each Fund, which would require a proxy solicitation and a special meeting of shareholders, the costs of which would be borne by CSIM. The Board also considered detailed information regarding the expenses of similarly situated competitor funds provided by CSIM based on information prepared by a third party. The Board had the opportunity to discuss the Proposals at length with representatives of CSIM and with independent legal counsel, including considering information and representations from CSIM supporting a conclusion that the Proposed Advisory Agreement will not result in any reduction in the nature or level of services that are provided to the Funds by CSIM. The Board, including the Independent Trustees, determined that the information received and the basis for the renewal of the Current Advisory Agreement at the meetings held on May 9, 2016 and June 1, 2016 would remain the basis for the Board’s approval of the Proposed Advisory Agreement, as modified and updated by the consideration of performance information regarding the Funds received subsequent to those meeting and by the information contained in the materials received by the Board in connection with the proposed change in Fund fee structure and expenses as reflected in the Proposed Advisory Agreement.

The factors considered by the Board in approving the Proposed Advisory Agreement included:

1.	The nature, extent and quality of the services to be provided to the Funds under the Proposed Advisory Agreement, including the resources of CSIM and its affiliates would be dedicating to the Funds;

2.	Each Fund’s investment performance and how it compared to that of certain other comparable mutual funds;

3.	Each Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds, exchange-traded funds and other accounts;

4.	The profitability of CSIM and its affiliates, including Schwab, with respect to each Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and

5.	The extent to which economies of scale would be realized as the Funds grow and whether fee levels in the Proposed Advisory Agreement reflect those economies of scale for the benefit of Fund investors.

Nature, Extent and Quality of Services. As part of its consideration of the Current Advisory Agreement, the Board had considered the nature, extent and quality of the services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds. In this regard, the Trustees had evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees had also considered information provided by CSIM relating to each Fund’s portfolio management team, portfolio strategy and risk oversight structure and internal investment guidelines. The Trustees had considered investments in CSIM’s mutual fund infrastructure, Schwab’s wide range of products, services and channel alternatives such as investment and research tools, internet access and an array of account features that benefit the Funds and certain of their shareholders. The Trustees had also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Finally, the Trustees had considered that many of the Funds’ shareholders are also brokerage clients of Schwab. Following such evaluation, the Board had concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Funds and the resources of CSIM and its affiliates dedicated to the Funds supported renewal of the Current Advisory Agreement with respect to the Funds.

When considering the Proposed Advisory Agreement, the Board acknowledged these previous considerations and took into account that, although the net compensation flowing to CSIM and its affiliates is expected to decrease, CSIM had undertaken that it would not reduce the nature, extent or quality of services provided under the Proposed Advisory Agreement as compared to the Current Advisory Agreement. In this regard, the Board noted that, in fact, under the Proposed Advisory Agreement, CSIM would be obligated to bear certain additional expenses and provide certain additional services to the Funds that CSIM is not currently required to bear and provide under the Current Advisory Agreement. The Board sought and received confirmation from CSIM and its affiliates that they are prepared to commit the resources necessary for the provision of services and bearing of expenses under the Proposed Advisory Agreement, notwithstanding the decrease in revenue to CSIM and its affiliates that would result (at current Fund asset levels) under the Proposed Advisory Agreement.

Fund Performance. In considering the renewal of the Current Advisory Agreement, the Board had considered Fund performance. Specifically, the Trustees had considered each Fund’s performance relative to a peer category of other mutual funds and appropriate indices/benchmarks, in light of total return and market trends. As part of this review, the Trustees had considered the composition of the peer category, selection criteria and the reputation of the third party who prepared the peer category analysis. In evaluating the performance of each Fund, the Trustees had considered the risk profile for such Fund and the appropriateness of the benchmark used to compare the performance of each Fund. The Trustees had further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and had also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation the Board had concluded, within the context of its full deliberations, that the performance of the Funds supported renewal of the Current Advisory Agreement with respect to the Funds. When considering the approval of the Proposed Advisory Agreement, the Board took into account these considerations as well as the performance information relating to the Funds that CSIM had provided and the Board had reviewed subsequent to the approval of the Current Advisory Agreement.

Fund Expenses. As part of its consideration of the Current Advisory Agreement, the Trustees had considered the rate of compensation called for by the Current Advisory Agreement and each Fund’s net operating expense ratio, in each case, in comparison to those of a peer group of mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees had considered the effects of CSIM’s and Schwab’s practice of voluntarily waiving management and other fees to prevent total Fund expenses from exceeding a specified cap. The Trustees had also considered CSIM’s contractual commitment to keep each Fund’s expense cap for so long as CSIM serves as the adviser to such Fund or until the Board authorizes the termination of CSIM’s contractual commitment. The Trustees had also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board had concluded, within the context of its full deliberations, that the expenses of the Funds are reasonable and supported renewal of the Current Advisory Agreement with respect to the Funds.

In considering the Proposed Advisory Agreement, the Board took into account these factors as well as that: (i) the structure of the proposed management fee which would change from a graduated investment management fee schedule to a flat rate management fee; (ii) CSIM will remove the shareholder servicing fee currently paid by each Fund with such removal being contingent upon shareholders of each Fund approving the Proposed Advisory Agreement, as applicable; (iii) the expected total operating expenses for each Fund under the Proposed Advisory Agreement would be lower than what the total operating expenses could reach at any asset levels under the current fee structure with the Current Advisory Agreement and the shareholder servicing fee; (iv) the fees payable by CSIM under the Proposed Advisory Agreement for each Fund would include some Fund operating costs that are currently outside the expense cap for the Fund, such as interest expenses; (v) the proposed management fee for each Fund will remain competitive when compared to similarly situated competitor funds; and (vi) CSIM will bear the costs associated with obtaining shareholder approval of the Proposed Advisory Agreement for each Fund.

Profitability. In their consideration of the Current Advisory Agreement, the Trustees had considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, both with and without regard to distribution expenses. In this connection, the Trustees had reviewed management’s profitability analyses and methodology, together with certain commentary thereon from an independent accounting firm. The Trustees had also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across other funds in the complex. The Trustees had also considered any other benefits derived by CSIM from its relationship with the Funds, such as whether, by virtue of its management of the Funds, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees had considered whether the varied levels of compensation and profitability under the Current Advisory Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to each Fund by CSIM and its affiliates. Based on this evaluation, the Board had concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Current Advisory Agreement with respect to the Funds.

As part of its consideration of the Proposed Advisory Agreement, the Trustees took into account these considerations as well as additional information relating to the costs and net revenue reductions to CSIM and its affiliates in connection with implementing the proposed unitary fee structure under the Proposed Advisory Agreement. In particular, the Board considered, among other things, the additional expenses to be borne by CSIM under the Proposed Advisory Agreement, the elimination of the shareholder servicing fees and the costs associated with soliciting shareholder approval of the Proposed Advisory Agreement.

Economies of Scale. In considering the Current Advisory Agreement, the Trustees had considered the existence of any economies of scale and whether those are passed along to a Fund’s shareholders through a graduated management fee schedule or other means, including any fee waivers or expense caps by CSIM and its affiliates. In this regard, and consistent with their consideration of Fund expenses, the Trustees had considered that CSIM and Schwab have committed resources to minimize the effects on shareholders of diseconomies of scale during periods when Fund assets were relatively small through their contractual expense waivers. The Trustees had also considered the existing contractual investment management fee schedules relating to the Funds that, in each case, include lower fees at higher graduated asset levels. Based on this evaluation, the Board had concluded, within the context of its full deliberations, that the Funds obtain reasonable benefit from economies of scale.

In considering the Proposed Advisory Agreement, the Board took these items into consideration, but noted that the structure of the management fee which would change from a graduated investment management fee schedule to a flat rate management fee. The Board concluded that, although each Fund’s unitary fee structure under the Proposed Advisory Agreement would not have breakpoints, each Fund would benefit from the fact that the expected total operating expenses under the Proposed Advisory Agreement for the Fund would be lower than what the total operating expenses could reach at any asset level under the current fee structure with the Current Advisory Agreement and the shareholder servicing fee.

In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees unanimously, approved the Proposed Advisory Agreement with respect to the Funds, subject to shareholder approval, and concluded that the compensation under the Proposed Advisory Agreement with respect to the Funds is fair and reasonable in light of the services that CSIM will provide and the expenses it will bear thereunder and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment.

If the Proposals are approved by shareholders, it is anticipated that the Proposed Advisory Agreement will take effect on or about [May 1, 2017] for each Fund. In the event shareholders of a Fund vote against Proposal, the Current Advisory Agreement for that Fund would remain in effect, and expenses of the Fund will continue to be limited by the Fund’s expense cap. In addition, the Fund will continue to pay the shareholder servicing fee and be subject to the minimum investment requirements.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” THE PROPOSAL

ADDITIONAL INFORMATION ABOUT THE ADVISER

CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, 211 Main Street, San Francisco, California 94105, serves as the Funds’ investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement between it and the Trust. CSIM was founded in 1989 and as of December 31, 2016, managed approximately $302.1 billion in assets.

Schwab is an affiliate of CSIM and is the Trust’s distributor. Charles R. Schwab is the founder, Chairman and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of CSIM and Schwab.

The following table identifies the name and title of the principal executive officers and each director of CSIM. The address of each Director and Officer is 211 Main Street, San Francisco, CA 94105:

Directors

Name	Title
Walter W. Bettinger II	Director

Peter B. Crawford	Director

Marie A. Chandoha	Director

Executive Officers

Name	Title
Marie A. Chandoha	President and Chief Executive Officer

George Pereira	Senior Vice President, Chief Operating Officer and Chief Financial Officer

Omar Aguilar	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies

Brett Wander	Senior Vice President and Chief Investment Officer – Fixed Income

Michael F. Hogan	Senior Vice President and Chief Compliance Officer

David Lekich	Senior Vice President and Chief Counsel

Patrick Cassidy	Senior Vice President – Credit Research

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Distributor

Pursuant to a Second Amended and Restated Distribution Agreement between Schwab and the Trust, Schwab, 211 Main Street, San Francisco, California 94105, is the principal underwriter for shares of the Funds and is the Trust’s agent for the purpose of the continuous offering of the Funds’ shares. Schwab pays for the costs of delivering prospectus and shareholder reports used in connection with offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

Transfer Agent

Boston Financial Data Services, Inc., 2000 Crown Colony Drive, Quincy, Massachusetts 02169, serves as the Funds’ transfer agent. As part of these services, the firm maintains records pertaining to the sale, redemption and transfer of the Funds’ shares.

VOTING INFORMATION

A.	Record Date

Shareholders of each Fund as of [February 6, 2017], the Record Date, will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Shareholders are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote.

B.	Proxy Solicitation and Associated Costs

The Funds have retained Broadridge Financial Solutions, Inc., a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation of proxies. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $[            ] plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. The expenses associated with the Proxy Solicitor will be borne by CSIM.

In addition to the solicitation of proxies by mail, officers of the Trust and officers and employees of CSIM and Schwab also may solicit proxies electronically, by telephone, by fax, in person or by other means. These employees and officers do not receive additional compensation for soliciting proxies.

You may vote in several ways, listed below.

◾	In person at the Meeting;

◾	By mail by returning the attached proxy card(s);

◾	Through the Internet by going to the internet site listed on your proxy card(s) and following the on-screen instructions;

◾	By touch tone telephone by calling the telephone number listed on your proxy card(s) and following the recorded instructions; or

◾	Over the telephone by calling [ ]. A representative of the Proxy Solicitor will answer your call. When receiving your instructions by telephone, the Proxy Solicitor representative is required to ask you for your full name and address and to confirm that you have received the Proxy Statement in the mail. If the information you provided matches the information provided to the Proxy Solicitor by your Fund, the Proxy Solicitor representative will explain the voting process. The Proxy Solicitor is not permitted to recommend to you how to vote, other than to read any recommendation included in the Proxy Statement applicable to your Fund.

The Proxy Solicitor will record your instructions and transmit them to the official tabulator and send you a letter or mailgram to confirm your vote. That letter will also ask you to call the Proxy Solicitor immediately if the confirmation does not reflect your instruction correctly. You may receive a call from a representative of the Proxy Solicitor, the Trust, CSIM or Schwab if the Proxy Solicitor has not yet received your vote. The Proxy Solicitor may ask you for authority by telephone to permit the Proxy Solicitor to sign a proxy on your behalf. The Proxy Solicitor will record all instructions, in accordance with the procedures set forth above. Each Fund believes those procedures are reasonably designed to determine accurately the shareholder’s identity and voting instructions.

Revoking a Proxy. Shareholders may revoke a proxy at any time up until voting results are announced at the Meeting.

You may revoke your proxy and change your vote by:

•	signing a proxy card with a later date and returning it before the polls close at the meeting,

•	voting by telephone or on the Internet before 9:00 p.m. Pacific Time on [ ], 2017, or

•	voting at the meeting.

C.	Proxy Solicitation Costs

CSIM has agreed to bear the expenses associated with obtaining shareholder approval of the Proposals, including the costs of the preparation, printing, solicitation and tabulation of proxies.

D.	Quorum Requirement

Quorum. With respect to each Fund separately, in order to transact business at the Meeting, a “quorum” must be present in person or by proxy at the Meeting. Any lesser number of shares, however, is sufficient for adjournments. The holders of a majority of the Fund’s shares entitled to vote at the Meeting, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.

Votes Required to Approve Each Proposal. Shareholders of each Fund are entitled to one vote for each share held, and each fractional share shall be entitled to a proportional fractional vote. Approval of the Proposed Advisory Agreement, as it relates to each Fund separately, requires the approval of the holders of a majority of the outstanding voting securities of the Fund, in accordance with the requirements under the Investment Company Act of 1940, as amended, which means the affirmative vote of the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at the Meeting if more than 50% of the outstanding voting securities of the Fund are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

E.	Other Voting Information

Adjournment. If a quorum is not present at the Meeting, or in the event that sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments or postponements of the Meeting with respect to that Proposal for a reasonable time after the date set for the original Meeting to permit further solicitation of proxies. Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present at the session of the Meeting to be adjourned, as required by the Trust’s Amended and Restated Declaration of Trust and Amended and Restated Bylaws of the Trust, each as amended to date. The persons named as proxies will abstain from voting on adjournment all shares represented by proxies that abstain from voting on a Proposal. Any adjournment does not require notice to shareholders other than an announcement at the Meeting being adjourned.

Shareholder Proposals. The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals to be included in the proxy statement for a Fund’s next meeting of shareholders must submit the proposal to the Fund within a reasonable period of time prior to that meeting. Proposals not received within a reasonable time before the proxy materials are printed and mailed will be considered untimely.

Communications with the Board. Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at c/o CSIM Legal, 211 Main Street, San Francisco, California 94105. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Other Matters. The Funds are not aware of any other matters that are expected to arise at the Meeting. If any other matters properly come before the Meeting, however, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy card.

Delivery to Shareholders Sharing an Address. Multiple shareholders sharing an address may receive one Proxy Statement unless your Fund has received contrary instructions from one or more of such shareholders. Upon written or oral request, a Fund will deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was previously delivered. Shareholders sharing an address may request a separate copy of this Proxy Statement or any future annual report or proxy statement or, if you are currently receiving multiple copies of such documents, request delivery of a single copy of annual reports or proxy statements by writing to the Trust at 211 Main Street, San Francisco, California 94105 or by calling [                            ].

F.	Shares Outstanding

As of [February 6, 2017], the Record Date, the net assets and total number of outstanding shares of each Fund was as follows:

Fund	Net Assets	Outstanding Shares
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Global Real Estate Index Fund

G.	Control Persons and Principal Holders of Securities

Principal Shareholders. The table below sets forth the names, addresses and percentage ownership of those shareholders owning beneficially or of record 5% or more of the outstanding shares of each Fund as of [February 6, 2017]. Those persons who beneficially own more than 25% of a Fund may be deemed to control such Fund. As a result, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of such Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholder.

As of [February 6, 2017], the following shareholders owned, of record, or to the knowledge of a Fund, beneficially, 5% or more of the outstanding shares of a Fund.

Fund	Name and address	Percentage of Outstanding Shares Owned	Nature of Ownership
Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Global Real Estate Index Fund

As of [            ], 2017, CSIM and its affiliates held of record the following approximate percentages of the outstanding shares of each Fund, as agent or custodian for their customers, but did not own such shares beneficially because they did not have voting or investment discretion with respect to such shares. Shares of a Fund may be held by other investment companies advised by CSIM. In the event that these investment companies are entitled to vote on a Proposal, these investment companies will vote any shares of the Fund in proportion to the votes of all other shareholders of the Fund.

Fund	Approximate % of Outstanding Shares
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Global Real Estate Index Fund

As of [            , 2017], the Trustees and officers as a group owned less than 1% of the outstanding shares of each Fund and less than 1% of the outstanding shares of all funds of the Trust in the aggregate.

FORM OF APPENDIX A

AMENDED AND RESTATED INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT

AGREEMENT made as of June 15, 1994, as amended and restated on [            ], 2017, between SCHWAB CAPITAL TRUST, a Massachusetts business trust (herein called the “Trust”), and CHARLES SCHWAB INVESTMENT MANAGEMENT, INC., a Delaware corporation (the “Investment Adviser”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (“1940 Act”); and

WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to the investment portfolios of the Trust listed on Schedule A hereto (each a “Schwab Fund” and collectively, the “Schwab Funds”); and

WHEREAS, each Schwab Fund has been subject to an Investment Advisory and Administration Agreement dated June 15, 1994 since each Schwab Fund’s inception date; and

WHEREAS, the Trust desires to amend and restate the Investment Advisory and Administration Agreement dated June 15, 1994 with respect to each Schwab Fund now or in the future listed on Schedule A hereto effective on such date as noted on Schedule A in order to reflect the reduction in the investment advisory fees payable for the Fund or such changes in the investment advisory fees payable for a Fund as may be approved by the shareholders of such Fund, the addition of certain services to be provided by the Investment Adviser and the assumption by the Investment Adviser of certain additional expenses,

NOW, THEREFORE, in consideration of the premises and mutual Covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser and administrator to the Schwab Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

(a) the Trust’s Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on May 7, 1993 and all amendments thereto or restatements thereof (such Agreement and Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the “Declaration of Trust”);

(b) the Trust’s By-Laws and amendments thereto;

(c) resolutions of the Trust’s Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

(d) the Trust’s Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (“SEC”) on May 10, 1993 and all amendments thereto;

(e) the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933, as amended (“1933 Act”), (File No. 33-62470) and under the 1940 Act (File No. 811-07704) as filed with the SEC and all amendments thereto; and

(f) the Trust’s most recent prospectus and Statement of Additional Information for the Schwab Funds (such prospectuses and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto are herein collectively called the “Prospectus”).

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject to the direction and control of the Board of Trustees of the Trust, the Investment Adviser will supervise or perform for the Schwab Funds all aspects of the operations of the Schwab Funds except for those performed by the custodian, shareholder service agent and transfer agent for the Schwab Funds, provide general economic and financial analysis and advice to the Schwab Funds, and provide a continuous investment program for the Schwab Funds, including investment research and management as to all securities and investments and cash equivalents in the Schwab Funds. More particularly, the Investment Adviser will: determine from time to time what securities and other investments will be purchased, retained, or sold by the Schwab Funds; maintain office facilities (which may be in the offices of the Investment Adviser or a corporate affiliate but shall be in such location as the Trust reasonably determines); furnish statistical and research data, clerical services and stationery and office supplies; compile data for, prepare for execution by the Schwab Funds and file all the Schwab Funds’ federal and state tax returns and required tax filings other than those required to be made by the Schwab Funds’ custodian, shareholder service agent and transfer agent; prepare the Schwab Funds’ Annual and Semi-Annual Reports to Shareholders and amendments to its Registration Statements on Form N-lA (or any replacement therefor); compile data for, prepare and file timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act; and generally assist in all aspects of the operations of the Schwab Funds.

Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Investment Adviser, at its expense, may select and contract with investment advisers (the “Sub-Advisers”) for one or more of the Schwab Funds. So long as any Sub-Adviser serves as Sub-Adviser to a Schwab Fund, it must be a party to a sub-investment advisory agreement and will be obligated to: (i) furnish continuously an investment program as to those assets of the Schwab Funds involved allocated by the Investment Adviser, (ii) in connection therewith, adhere to such guidelines as may be established by the Investment Adviser from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Schwab Funds, and (iii) place all orders for the purchase and sale of investments. The Investment Adviser may also delegate or subcontract some or all of the Investment Adviser’s other duties enumerated in this Agreement. The Investment Adviser will be responsible for payment of all compensation to all Sub-Advisers and other persons and entities to which Investment Adviser delegates any duties hereunder.

The Investment Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Commodity Exchange Act, as amended, and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Investment Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented from time to time, of the Schwab Funds, and with any policies, guidelines, instructions and procedures approved by the Board and provided to the Investment Adviser. In selecting each Schwab Fund’s portfolio securities and performing the Investment Adviser’s obligations hereunder, the Investment Adviser shall cause each Schwab Fund to comply with the diversification and source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company. The Investment Adviser shall maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the foregoing. No supervisory activity undertaken by the Board shall limit the Investment Adviser’s full responsibility for any of the foregoing.

The Board has the authority to determine how proxies with respect to securities that are held by the Schwab Funds shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for each Schwab Fund’s securities to the Investment Adviser. So long as proxy voting authority for a Schwab Fund has been delegated to the Investment Adviser, the Investment Adviser shall exercise its proxy voting responsibilities. The Investment Adviser shall carry out such responsibility in accordance with any instructions that the Board shall provide from time to time, and at all times in a manner consistent with Rule 206(4)-6 under the Advisers Act and its fiduciary responsibilities to the Schwab Funds. The Investment Adviser shall provide periodic reports and keep records relating to proxy voting as the Board may reasonably request or as may be necessary for the Schwab Funds to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Investment Adviser may be revoked or modified by the Board at any time.

The Investment Adviser shall provide regular reports regarding Schwab Fund holdings, and may, on its own initiative, furnish the Trust and its Board from time to time with whatever information the Investment Adviser believes is appropriate for this purpose. The Investment Adviser agrees upon request to provide any pricing information of which the Investment Adviser is aware to the Trust, its Board and/or any Schwab Fund pricing agent to assist in the determination of the fair value of any Schwab Fund holdings for which market quotations are not readily available or as otherwise required in accordance with the 1940 Act or the Trust’s valuation procedures for the purpose of calculating a Schwab Fund’s net asset value in accordance with procedures and methods established by the Board.

The Investment Adviser agrees to cooperate with and provide reasonable assistance to the Trust, any Trust custodian or foreign sub-custodians, any Trust pricing agents and all other agents and representatives of the Trust, provide such information with respect to the Schwab Funds as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

The Investment Adviser further agrees that it:

(a) will use the same skill and care in providing such services as it would use in providing services to fiduciary accounts if it had investment responsibilities for such accounts;

(b) will conform with all applicable Rules and Regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

(c) will not make loans to any person to purchase or carry units of beneficial interest in the Trust or make loans to the Trust;

(d) will place orders pursuant to its investment determinations for the Schwab Funds either directly with the issuer or with an underwriter, market maker, or broker or dealer. In placing orders with brokers and dealers the Investment Adviser will attempt to obtain prompt execution of orders in an effective manner at the most favorable price. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase or sell portfolio securities to and from brokers and dealers who provide the Investment Adviser with research advice and other services. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any Sub-Adviser, or any affiliated person of either the Trust, the Investment Adviser, or any Sub-Adviser, except as may be permitted under the 1940 Act;

(e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

(f) will direct its personnel when making investment recommendations for the Trust, not to inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Schwab Funds’ accounts are customers of the Investment Adviser or of its parent or its subsidiaries or affiliates. In dealing with such customers, the Investment Adviser and its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Schwab Funds.

4. Services to Others. The Trust understands that the Investment Adviser may in the future act as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Trust has no objection to the Investment Adviser’s acts in such capacities, provided that whenever one of the Schwab Funds and one or more other investment companies advised by the Investment Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed by the Investment Adviser to be equitable to each company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that a Schwab Fund may obtain in a particular security. In addition, the Trust understands that the persons employed by the Investment Adviser to assist in the Investment Adviser’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s request and will require the same type of agreement from each Sub-Adviser. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in providing general economic and financial analysis and advice to the Schwab Funds and providing a continuous investment program for the Schwab Funds pursuant to Section 3 above and in providing its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Schwab Funds. The Investment Adviser will also pay all compensation of any person or person employed by or associated with the Investment Adviser to assist in the performance of the Investment Adviser’s obligations under this Agreement, whether or not such person is also an officer or employee of the Trust, and the Investment Adviser will not cause any obligation to be incurred on behalf of the Trust in respect of any such compensation. The Investment Adviser also agrees to pay all expenses incurred by each Schwab Fund except for acquired fund fees and expenses, taxes, brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, extraordinary or non-routine expenses, shareholder servicing fees, if applicable, and distribution fees and expenses paid by the Schwab Funds under any distribution plan adopted pursuant to Rule 12b-1. The Schwab Funds will not bear, directly or indirectly, the cost of any activity that is primarily intended to result in the distribution of shares of the Schwab Funds.

7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor, an advisory fee, accrued daily and payable monthly, in accordance with Schedule B hereto.

If in any fiscal year the aggregate expenses (as defined under the securities regulations of any state having jurisdiction over the Trust) of a Schwab Fund exceed the expense limitations of any such state, the Investment Adviser will reimburse such Schwab Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by such Schwab Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by such Schwab Fund to the Investment Adviser hereunder, and to Charles Schwab & Co., Inc. under the Transfer Agency and Shareholder Service Agreements between it and the Trust. The obligation of the Investment Adviser to reimburse a Schwab Fund hereunder is limited in any fiscal year to the amount of its fee hereunder from such Schwab Fund for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser will reimburse each Schwab Fund for such proportion of such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require. Such expense reimbursement, if any, will be estimated daily and reconciled and paid on a monthly basis.

8. Limitation of Liability. The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

9. Duration and Termination. This Agreement will become effective as to each Schwab Fund as of the date set forth opposite each Schwab Fund’s name on Schedule A, provided that it has been approved by a vote of a majority of the outstanding voting securities of such Schwab Fund in accordance with the requirements under the 1940 Act.

Thereafter, if not terminated as to a Schwab Fund, this Agreement will continue in effect as to such Schwab Fund for successive periods, each such successive period not to exceed one year, provided such continuance is specifically approved (a) by the vote of a majority of those members of the Trust’s Board of Trustees who are not parties to this Agreement or interested persons of the Trust, the Investment Adviser, or any Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Schwab Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a Schwab Fund at any time, without the payment of any penalty, on sixty days’ written notice by the Trust (by vote of the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of such Schwab Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meaning of such terms in the 1940 Act.)

10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

11. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the State of California.

The names “Schwab Capital Trust” and “Trustees of Schwab Capital Trust” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “Schwab Capital Trust” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interest holders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of units of interest of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

SCHWAB CAPITAL TRUST

By:
Name: Title:

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

By:
Name: Title:

SCHEDULE A

TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AND

ADMINISTRATION AGREEMENT

BETWEEN SCHWAB CAPITAL TRUST AND

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund	Original Contract Date	Effective Date
Schwab International Index Fund	July 21, 1993	[March 1, 2017]
Schwab Small-Cap Index Fund	October 14, 1993	[March 1, 2017]
Schwab S&P 500 Index Fund	February 28, 1996	[March 1, 2017]
Schwab Total Stock Market Index Fund	April 15, 1999	[March 1, 2017]
Schwab Fundamental Emerging Markets Large Company Index Fund	November 12, 2007	[May 1, 2017]
Schwab Fundamental US Large Company Index Fund	February 28, 2007	[Subject to shareholder approval]
Schwab Fundamental US Small Company Index Fund	February 28, 2007	[Subject to shareholder approval]
Schwab Fundamental International Large Company Index Fund	February 28, 2007	[Subject to shareholder approval]
Schwab Fundamental International Small Company Index Fund	November 12, 2007	[Subject to shareholder approval]
Schwab Fundamental Global Real Estate Index Fund	September 3, 2014	[Subject to shareholder approval]

Schwab Capital Trust	Charles Schwab Investment Management, Inc.

Dated as [ ], 2017

SCHEDULE B

TO THE AMENDED AND RESTATED INVESTMENT ADVISORY AND

ADMINISTRATION AGREEMENT

BETWEEN SCHWAB CAPITAL TRUST AND

CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

ADVISORY FEE SCHEDULE

The fees listed below are for services provided under this Agreement and are to be accrued daily and paid monthly in arrears:

Fund	Rate
Schwab International Index Fund	0.07	%*
Schwab Small-Cap Index Fund	0.06	%*
Schwab S&P 500 Index Fund	0.03	%*
Schwab Total Stock Market Index Fund	0.03	%*
Schwab Fundamental Emerging Markets Large Company Index Fund	0.39	%*
Schwab Fundamental US Large Company Index Fund	0.25	%*
Schwab Fundamental US Small Company Index Fund	0.25	%*
Schwab Fundamental International Large Company Index Fund	0.25	%*
Schwab Fundamental International Small Company Index Fund	0.39	%*
Schwab Fundamental Global Real Estate Index Fund	0.39	%*

*	The Investment Adviser will pay the operating expenses of the Fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses and extraordinary or non-routine expenses, shareholder servicing fees, if applicable, and expenses paid by the Schwab Funds under any distribution plan adopted pursuant to Rule 12b-1.

Schwab Capital Trust	Charles Schwab Investment Management, Inc.

Dated as of [●], 2017

FORM OF PROXY CARD

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735	To vote by Internet
	1)	Read the Proxy Statement and have the proxy card
below at hand.
	2)	Go to website www.proxyvote.com
	3)	Follow the instructions provided on the website.

To vote by Telephone
	1)	Read the Proxy Statement and have the proxy card
below at hand.
	2)	Call 1-800-690-6903
	3)	Follow the instructions.

To vote by Mail
	1)	Read the Proxy Statement.
	2)	Check the appropriate box on the proxy card below.
	3)	Sign and date the proxy card.
	4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E17350-S55510	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

The Boards of Trustees recommend that you vote FOR the following proposal:	For	Against	Abstain

1. To approve an Amended and Restated Investment Advisory and Administration Agreement between Charles Schwab Investment Management, Inc. and Schwab Capital Trust	☐	☐	☐

In their discretion, the proxies are authorized to vote upon and to transact such other business as may properly come before the Meeting and any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V3

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on April 28, 2017

The proxy materials for this meeting are available at www.proxyvote.com

E17351-S55510

SCHWAB CAPITAL TRUST

Schwab Fundamental US Large Company Index Fund

Schwab Fundamental US Small Company Index Fund

Schwab Fundamental International Large Company Index Fund

Schwab Fundamental International Small Company Index Fund

Schwab Fundamental Global Real Estate Index Fund

(the “Funds”)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 28, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF THE FUNDS. The undersigned hereby appoint(s) Jennifer Hafner, Catherine MacGregor, Robin Nesbitt and Alexandra Riedel, and each of them, as Proxies of the undersigned, with full power of substitution, to vote and act with respect to all interests in each of the Funds with respect to which the undersigned is entitled to vote at the Special Meeting of Shareholders (“Special Meeting”) of each such Fund to be held on April 28, 2017 at 211 Main Street, San Francisco, California, at [9:00 a.m.], Pacific time, and at any adjournments or postponements thereof.

The undersigned acknowledges receipt of the Notice of the Special Meeting and of the accompanying Proxy Statement, and revokes any proxy previously given with respect to such Special Meeting.

This proxy, when properly executed, will be voted as instructed. If you sign without otherwise indicating a vote on the proposal, this proxy will be voted FOR the proposal. As to any other matter that may properly come before the Special Meeting or any adjournments or postponements thereof, the shares will be voted by the Proxies in accordance with their judgment.

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